UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2016

NATURAL GAS SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West Wall Street, Suite 550
Midland, TX 79701

(Address of Principal Executive Offices)(432) 262-2700

(Registrant’s Telephone Number, Including Area Code)N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2016, the shareholders of Natural Gas Services Group, Inc. (the "Company") approved the amendment and restatement to the 1998 Stock Option Plan (the "Plan") to extend the Plan's expiration date and increase the number of shares authorized to be issued under the Plan by 250,000 shares. The Plan, as amended and restated, is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2016, we held our Annual Meeting of Shareholders (the “Annual Meeting”) at which the following five proposals were presented to our shareholders for consideration: (1) the election of one Director to serve until the Annual Meeting of Shareholders to be held in 2019, or until his successor is elected and qualified, (2) an advisory vote on the compensation of our named executive officers (“Say-on-Pay Vote”), (3) to approve a proposal to amend and restate the Company's 1998 Stock Option Plan to extend the plan's expiration date and increase the number of shares authorized for issuance under the Plan by 250,000 shares, (4) a proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2016; and (5) to consider an amendment to the Company's Bylaws to implement a majority voting standard in uncontested election of Directors. These proposals were described in detail in our definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2016.

(1)Election of Director: The nominee for election to the Board of Directors set forth below was elected by the shareholders by the following vote:

Director Nominee	For	Against and Authority Withheld	Abstentions	Broker Non-Votes
John W. Chisholm	10,118,970	22,433	619,213	1,414,423

(2) Advisory Vote on the Compensation of our Named Executive Officers: The compensation of our named executive officers was approved by the shareholders by the following vote:

For	Against	Abstain	Broker Non-Votes
6,991,706	3,550,529	218,381	1,414,423

(3)    Amendment and Restatement of the 1998 Stock Option Plan: The proposal to amend and restate the Company's 1998 Stock Option Plan to extend the Plan and increase the number of shares authorized for issuance under the Plan by 250,000 was approved by the shareholders by the following vote:

For	Against	Abstain	Broker Non-Votes
10,045,776	708,567	6,273	1,414,423

(4) Ratification of Appointment of Independent Registered Public Accounting Firm: The proposal to ratify the appointment of BDO USA, LLP for 2016 as our independent registered public accounting firm was approved by the shareholders by the following vote:

For	Against	Abstain	Broker Non-Votes
11,669,102	33,060	472,877	1,414,423

(5) To consider an amendment to the Company's Bylaws to implement a majority voting standard in uncontested election of Directors: The proposal to amend the Company's Bylaws to implement a majority voting standard in uncontested election of Directors was approved by the shareholders by the following vote:

For	Against	Abstain	Broker Non-Votes
10,608,819	136,874	14,923	1,414,423

The Bylaws, as amended, is filed herewith as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Bylaws, as amended on June 16, 2016
10.1	1998 Stock Option Plan, as amended and restated

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Dated: June 21, 2016
	By:	/s/ Stephen C. Taylor

Stephen C. Taylor
President & Chief Executive Officer